Fourth Quarter 2012

Supplemental Operating and Financial Data

Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights Fourth Quarter 2012

Washington Real Estate Investment Trust ("WRIT") is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, medical office, retail, and multifamily properties and land for development.

2012 Highlights

In 2012 WRIT continued to improve the quality of its portfolio by acquiring a well-located office building near Metro in the Ballston submarket of Arlington, Virginia, selling an outer perimeter office and medical office property, and modernizing existing properties to attract and retain the best tenants.

WRIT posted same-store GAAP rental rate growth of 1.5% in 2012 and executed nearly 1 million square feet of commercial lease transactions.

On the capital side, WRIT priced an underwritten public offering of $300 million aggregate principal amount of senior unsecured notes due October 15, 2022. The notes have an annual coupon rate of 3.95% and were priced at 99.438% of the principal amount. J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC were the Joint Book-Running Managers for the offering.

WRIT prepaid without penalty a total of seven property mortgages totaling approximately $80 million, amended and extended its unsecured credit facilities with SunTrust and Wells Fargo, and entered into a new a Sales Agency Financing Agreement with BNY Mellon Capital Markets, LLC (BNYMCM).

Fourth Quarter 2012 Update

WRIT sold Plumtree Professional Center, a 33,000 square foot medical office building in Bel Air, Maryland, for $8.75 million and a net book gain of $1.4 million. The property was built in 1991 and acquired by WRIT as part of a portfolio acquisition in 2006. The unleveraged internal rate of return over the holding period was 13%.

In the fourth quarter, WRIT prepaid without penalty five mortgage notes totaling approximately $58.8 million, including 15005 Shady Grove Road, 9707 Medical Center Drive, 8501-8503 Arlington Boulevard, 8505 Arlington Boulevard, and Plumtree Professional Center. The weighted average interest rate on these five notes was 5.43%. Subsequent to quarter end, WRIT prepaid without penalty the West Gude 5.855% mortgage note for $30.0 million.

WRIT signed commercial leases for 270,000 square feet with an average lease term of 6.2 years. The average rental rate increase on new and renewal leases was 9.5% on a GAAP basis and -0.6% on a cash basis. Commercial tenant improvement costs were $19.71 per square foot and leasing commissions and incentives were $9.83 per square foot for the quarter.

As of December 31, 2012, WRIT owned a diversified portfolio of 70 properties totaling approximately 9 million square feet of commercial space and 2,540 residential units, and land held for development. These 70 properties consist of 26 office properties, 17 medical office properties, 16 retail centers and 11 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Company Background and Highlights Fourth Quarter 2012

Net Operating Income Contribution by Sector

Medical Office,
14.5%
(1.3 million sq ft)
Retail,
20.0%
(2.4 million sq ft)
Multifamily,
16.3%
(2,540 units)
Office,
49.2%
(4.9 million sq ft)
Pharmacy
Harris Teeter

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2011 Form 10-K filed on February 27, 2012 and our subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/2012	12/31/2011	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Real estate rental revenue	$304,983	$284,156	$77,071	$77,108	$75,590	$75,214	$75,413
Real estate expenses	(103,276)	(95,342)	(25,791)	(26,901)	(25,033)	(25,551)	(25,666)
201,707	188,814	51,280	50,207	50,557	49,663	49,747

Real estate depreciation and amortization	(103,067)	(91,805)	(26,131)	(26,127)	(25,227)	(25,582)	(25,029)
Income from real estate	98,640	97,009	25,149	24,080	25,330	24,081	24,718

General and administrative expenses	(15,488)	(15,728)	(4,545)	(3,173)	(4,164)	(3,606)	(4,140)
Real estate impairment	(2,097)	(14,526)	(2,097)	—	—	—	(14,526)
Acquisition costs	(234)	(3,607)	(90)	164	(254)	(54)	(36)
Interest expense	(64,697)	(66,214)	(17,411)	(15,985)	(15,470)	(15,831)	(16,142)
Other income	975	1,144	242	237	252	244	258
Loss on extinguishment of debt	—	(976)	—	—	—	—	(976)
Income (loss) from continuing operations	17,099	(2,898)	1,248	5,323	5,694	4,834	(10,844)
Discontinued operations:
Income from operations of properties sold or held for sale	1,485	11,923	310	514	314	347	1,090
Income tax expense	—	(1,138)	—	—	—	—	—
Gain on sale of real estate	5,124	97,491	1,400	3,724	—	—	40,852
Income from discontinued operations	6,609	108,276	1,710	4,238	314	347	41,942

Net income	23,708	105,378	2,958	9,561	6,008	5,181	31,098
Less: Net income from noncontrolling interests	—	(494)	—	—	—	—	(409)
Net income attributable to the controlling interests	$23,708	$104,884	$2,958	$9,561	$6,008	$5,181	$30,689

Per Share Data:
Net income attributable to the controlling interests	$0.35	$1.58	$0.04	$0.14	$0.09	$0.08	$0.46
Fully diluted weighted average shares outstanding	66,376	65,982	66,416	66,379	66,380	66,328	66,069
Percentage of Revenues:
Real estate expenses	33.9%	33.6%	33.5%	34.9%	33.1%	34.0%	34.0%
General and administrative expenses	5.1%	5.5%	5.9%	4.1%	5.5%	4.8%	5.5%
Ratios:
Adjusted EBITDA / Interest expense	2.9	x	2.9	x	2.7	x	3.0	x	3.1	x	3.0	x	3.0	x
Income (loss) from continuing operations attributable to the controlling interest/Total real estate revenue	5.6%	(1.0)%	1.6%	6.9%	7.5%	6.4%	(14.4)%
Net income attributable to the controlling interest/Total real estate revenue	7.8%	36.9%	3.8%	12.4%	7.9%	6.9%	40.7%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Consolidated Balance Sheets (In thousands) (Unaudited)

	12/31/2012		9/30/2012		6/30/2012		3/31/2012		12/31/2011
Assets
Land	$483,198		$483,198		$483,199		$465,445		$465,445
Income producing property	1,979,348		1,966,032		1,953,160		1,912,395		1,899,440
	2,462,546		2,449,230		2,436,359		2,377,840		2,364,885
Accumulated depreciation and amortization	(604,614)		(583,706)		(563,036)		(542,322)		(521,503)
Net income producing property	1,857,932		1,865,524		1,873,323		1,835,518		1,843,382
Development in progress, including land held for development	49,135		48,106		45,928		44,236		43,089
Total real estate held for investment, net	1,907,067		1,913,630		1,919,251		1,879,754		1,886,471
Investment in real estate held for sale, net	11,528		18,264		27,076		27,475		27,669
Cash and cash equivalents	19,324		68,403		14,367		17,809		12,765
Restricted cash	14,582		19,615		19,632		21,722		19,229
Rents and other receivables, net of allowance for doubtful accounts	57,076		57,704		56,861		54,089		53,227
Prepaid expenses and other assets	114,541		120,486		115,192		114,279		120,075
Other assets related to properties sold or held for sale	258		693		1,292		1,418		1,322
Total assets	$2,124,376		$2,198,795		$2,153,671		$2,116,546		$2,120,758
Liabilities
Notes payable	$906,190		$906,058		$607,653		$657,562		$657,470
Mortgage notes payable	342,970		398,511		420,898		422,091		423,291
Lines of credit/short-term note payable	—		—		221,000		109,000		99,000
Accounts payable and other liabilities	52,823		54,916		54,304		57,408		51,079
Advance rents	16,096		13,829		15,104		14,965		13,584
Tenant security deposits	9,936		9,771		9,671		8,810		8,728
Other liabilities related to properties sold or held for sale	218		4,646		4,826		4,991		4,774
Total liabilities	1,328,233		1,387,731		1,333,456		1,274,827		1,257,926
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	664		662		662		662		662
Additional paid-in capital	1,145,515		1,143,554		1,142,391		1,141,062		1,138,478
Distributions in excess of net income	(354,122)		(337,151)		(326,714)		(303,815)		(280,096)
Total shareholders' equity	792,057		807,065		816,339		837,909		859,044
Noncontrolling interests in subsidiaries	4,086		3,999		3,876		3,810		3,788
Total equity	796,143		811,064		820,215		841,719		862,832
Total liabilities and equity	$2,124,376		$2,198,795		$2,153,671		$2,116,546		$2,120,758
Total Debt / Total Market Capitalization	0.42	:1	0.42	:1	0.40	:1	0.38	:1	0.40	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2012	12/31/2011	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Funds from operations (FFO)(1)
Net income attributable to the controlling interests	$23,708	$104,884	$2,958	$9,561	$6,008	$5,181	$30,689
Real estate depreciation and amortization	103,067	91,805	26,131	26,127	25,227	25,582	25,029
Discontinued operations:
Gain on sale of real estate	(5,124)	(97,091)	(1,400)	(3,724)	—	—	(40,452)
Income tax expense	—	1,138	—	—	—	—	—
Real estate impairment	—	599	—	—	—	—	—
Real estate depreciation and amortization	867	8,723	—	91	364	412	369
FFO	$122,518	$110,058	$27,689	$32,055	$31,599	$31,175	$15,635
Loss on extinguishment of debt	—	976	—	—	—	—	976
Real estate impairment	2,097	14,526	2,097	—	—	—	14,526
Severance expense	1,583	—	1,583	—	—	—	—
Acquisition costs	234	3,607	90	(164)	254	54	36
Core FFO (1)	$126,432	$129,167	$31,459	$31,891	$31,853	$31,229	$31,173

Allocation to participating securities(2)	$(582)	$(712)	$(93)	$(125)	$(176)	$(188)	$(186)

FFO per share - basic	$1.84	$1.66	$0.42	$0.48	$0.47	$0.47	$0.23
FFO per share - fully diluted	$1.84	$1.66	$0.42	$0.48	$0.47	$0.47	$0.23

Core FFO per share - fully diluted	$1.90	$1.95	$0.47	$0.48	$0.48	$0.47	$0.47

Common dividend per share	$1.4675	$1.7350	$0.3000	$0.3000	$0.4338	$0.4338	$0.4338

Average shares - basic	66,239	65,982	66,273	66,246	66,241	66,194	66,069
Average shares - fully diluted	66,376	65,982	66,416	66,379	66,380	66,328	66,069

(1) See "Supplemental Definitions" on page 30 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2012	12/31/2011	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Funds available for distribution (FAD)(1)
FFO	$122,518	$110,058	$27,689	$32,055	$31,599	$31,175	$15,635
Tenant improvements	(16,540)	(11,889)	(4,901)	(5,216)	(2,357)	(4,066)	(5,100)
Leasing commissions and incentives	(9,157)	(8,692)	(2,334)	(2,144)	(2,122)	(2,557)	(1,485)
Recurring capital improvements	(7,307)	(7,537)	(1,414)	(1,362)	(2,992)	(1,539)	(1,626)
Straight-line rent, net	(3,265)	(2,734)	(738)	(847)	(688)	(992)	(776)
Non-cash fair value interest expense	926	462	253	216	229	228	(53)
Non-real estate depreciation and amortization	3,854	3,733	911	987	948	1,008	845
Amortization of lease intangibles, net	6	(1,052)	41	(32)	(3)	—	(32)
Amortization and expensing of restricted share and unit compensation	5,786	5,580	1,842	1,206	1,333	1,405	1,459
Real estate impairment	2,097	14,526	2,097	—	—	—	14,526
FAD	$98,918	$102,455	$23,446	$24,863	$25,947	$24,662	$23,393
Cash loss (gain) on extinguishment of debt	—	976	—	—	—	—	976
Non-share-based severance expense	850	—	850	—	—	—	—
Acquisition costs	234	3,607	90	(164)	254	54	36
Core FAD (1)	$100,002	$107,038	$24,386	$24,699	$26,201	$24,716	$24,405

Allocation to participating securities(2)	$(582)	$(712)	$(93)	$(125)	$(176)	$(188)	$(186)

FAD per share - basic	$1.48	$1.54	$0.35	$0.37	$0.39	$0.37	$0.35
FAD per share - fully diluted	$1.48	$1.54	$0.35	$0.37	$0.39	$0.37	$0.35

Core FAD per share - fully diluted	$1.50	$1.61	$0.37	$0.37	$0.39	$0.37	$0.37

Common dividend per share	$1.4675	$1.7350	$0.3000	$0.3000	$0.4338	$0.4338	$0.4338

Average shares - basic	66,239	65,982	66,273	66,246	66,241	66,194	66,069
Average shares - fully diluted	66,376	65,982	66,416	66,379	66,380	66,328	66,069

(1) See "Supplemental Definitions" on page 30 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2012	12/31/2011	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Adjusted EBITDA(1)

Net income attributable to the controlling interests	$23,708	$104,884	$2,958	$9,561	$6,008	$5,181	$30,689
Add:
Interest expense, including discontinued operations	64,958	66,947	17,481	16,049	15,533	15,895	15,985
Real estate depreciation and amortization, including discontinued operations	103,934	100,528	26,131	26,218	25,591	25,994	25,398
Income tax expense	245	1,146	57	17	158	13	—
Real estate impairment	2,097	15,125	2,097	—	—	—	14,526
Non-real estate depreciation	914	1,001	131	254	261	268	242
Less:
Gain on sale of real estate	(5,124)	(97,091)	(1,400)	(3,724)	—	—	(40,452)
Loss on extinguishment of debt	—	976	—	—	—	—	976

Adjusted EBITDA	$190,732	$193,516	$47,455	$48,375	$47,551	$47,351	$47,364

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis (In thousands, except per share data)

	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Balances Outstanding

Secured
Conventional fixed rate (1)	$342,970	$402,857	$425,268	$426,485	$427,710
Unsecured
Fixed rate bonds and notes	906,190	906,058	607,653	657,562	657,470
Credit facility	—	—	221,000	109,000	99,000
Unsecured total	906,190	906,058	828,653	766,562	756,470
Total	$1,249,160	$1,308,915	$1,253,921	$1,193,047	$1,184,180

Average Interest Rates

Secured
Conventional fixed rate (1)	6.1%	6.0%	5.9%	5.9%	5.9%
Unsecured
Fixed rate bonds	4.9%	4.9%	5.4%	5.4%	5.4%
Credit facilities	—%	—%	1.3%	0.9%	0.9%
Unsecured total	4.9%	4.9%	4.3%	4.7%	4.8%
Average	5.3%	5.3%	4.9%	5.2%	5.2%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums of $3.5 million and $3.8 million, respectively.

(1) Prior quarter balances include the $4.3 million mortgage note payable secured by Plumtree Professional Center, a property we sold on December 20, 2012 which has been reclassified to 'Other liabilities related to properties sold or held for sale'. We repaid this mortgage note payable without penalty on December 11, 2012.

Long Term Debt Analysis (In thousands, except per share amounts)

	Future Maturities of Debt
Year	Secured Debt		Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2013	$33,313	(1)	$60,000	$—	$93,313	5.4%
2014	3,519		100,000	—	103,519	5.3%
2015	22,174		150,000	—	172,174	5.4%
2016	134,715		—	—	134,715	5.7%
2017	104,712		—	—	104,712	7.2%
2018	3,024		—	—	3,024	5.1%
2019	33,792		—	—	33,792	5.3%
2020	2,536		250,000	—	252,536	5.1%
2021	2,699			—	2,699	5.0%
2022	2,873		300,000	—	302,873	4.0%
2023	2,793		—	—	2,793	5.0%
Thereafter	369		50,000	—	50,369	7.3%
Scheduled principal payments	$346,519		$910,000	$—	$1,256,519	5.3%
Net discounts/premiums	(3,549)		(3,810)	—	(7,359)	—%
Total maturities	$342,970		$906,190	$—	$1,249,160	5.3%
Weighted average maturity = 6.0 years
(1) Subsequent to quarter end on January 13, 2013, WRIT prepaid without penalty the remaining $30.0 million of principal on the mortgage note secured by West Gude Drive, primarily with borrowings from our unsecured lines of credit.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($75.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended December 31, 2012	Covenant	Quarter Ended December 31, 2012	Covenant	Quarter Ended December 31, 2012	Covenant
% of Total Indebtedness to Total Assets(1)	43.5%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.1	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	11.9%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.5	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$844.1 million	≥ $673.4 million	$845.4 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	49.5%	≤ 60.0%	49.5%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	12.8%	≤ 35.0%	12.8%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.57	≥ 1.50	2.57	≥ 1.50
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.31	≥ 1.67	2.31	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	3.26	≥ 2.00	3.26	≥ 2.00
Ratio of Investments(8) to Gross Asset Value(5)	N/A	N/A	1.8%	≤ 15.0%	1.8%	≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.50% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter.

(8) Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	12/31/2012		9/30/2012		6/30/2012		3/31/2012		12/31/2011
Market Data

Shares Outstanding	66,437		66,325		66,321		66,309		66,265
Market Price per Share	$26.15		$26.82		$28.45		$29.70		$27.35
Equity Market Capitalization	$1,737,328		$1,778,837		$1,886,832		$1,969,377		$1,812,348

Total Debt	$1,249,160		$1,308,915		$1,253,921		$1,193,047		$1,184,180
Total Market Capitalization	$2,986,488		$3,087,752		$3,140,753		$3,162,424		$2,996,528

Total Debt to Market Capitalization	0.42	:1	0.42	:1	0.40	:1	0.38	:1	0.40	:1

Earnings to Fixed Charges(1)	1.0x		1.3x		1.3x		1.3x		0.3x
Debt Service Coverage Ratio(2)	2.6x		2.8x		2.8x		2.7x		2.7x

Dividend Data

Total Dividends Paid	$19,928		$19,998		$28,772		$28,746		$28,669
Common Dividend per Share	$0.30		$0.30		$0.43375		$0.43375		$0.43375
Payout Ratio (Core FFO per share basis)	63.8%		62.5%		90.4%		92.3%		92.3%
Payout Ratio (Core FAD per share basis)	81.1%		81.1%		111.2%		117.2%		117.2%
Payout Ratio (FAD per share basis)	85.7%		81.1%		111.2%		117.2%		123.9%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth 2012 vs. 2011

	Three Months Ended December 31, (1)				Twelve Months Ended December 31, (2)
	2012	2011	% Change	Rental Rate Growth	2012	2011	% Change	Rental Rate Growth

Cash Basis:
Multifamily	$8,181	$7,838	4.4%	4.1%	$31,664	$30,464	3.9%	3.9%
Office	24,159	24,277	(0.5)%	1.4%	76,177	78,914	(3.5)%	1.2%
Medical Office	7,149	7,327	(2.4)%	1.6%	28,538	29,388	(2.9)%	1.8%
Retail	10,217	9,460	8.0%	1.7%	37,104	34,007	9.1%	2.0%
Overall Same-Store Portfolio	$49,706	$48,902	1.6%	1.9%	$173,483	$172,773	0.4%	2.0%

GAAP Basis:
Multifamily	$8,364	$8,033	4.1%	4.1%	$32,420	$31,262	3.7%	3.9%
Office	24,394	24,667	(1.1)%	0.9%	77,087	80,795	(4.6)%	0.8%
Medical Office	7,312	7,549	(3.1)%	1.3%	29,296	30,336	(3.4)%	1.6%
Retail	10,273	9,492	8.2%	0.3%	37,806	34,764	8.8%	0.7%
Overall Same-Store Portfolio	$50,343	$49,741	1.2%	1.4%	$176,609	$177,157	(0.3)%	1.5%
(1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston.
Medical Office - Lansdowne Medical Office Building.
Held for sale and sold properties:
Office -1700 Research Blvd and The Atrium Building.
Medical Office - Plumtree Professional Center

(2) Non same-store properties were:
Acquisitions:
Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center, John Marshall II and Fairgate at Ballston.
Retail - Olney Village Center.
Medical Office - Lansdowne Medical Office Building.
Held for sale and sold properties:
Office -1700 Research Blvd and The Atrium Building.
Industrial/Office - the Industrial Portfolio (see Supplemental Definitions for list of properties).

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2012
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,403	$37,741	$10,830	$13,488	$—	$75,462
Non same-store - acquired and in development(1)	—	1,345	264	—	—	1,609
Total	13,403	39,086	11,094	13,488	—	77,071

Real estate expenses
Same-store portfolio	5,039	13,347	3,518	3,215	—	25,119
Non same-store - acquired and in development(1)	—	521	151	—	—	672
Total	5,039	13,868	3,669	3,215	—	25,791

Net Operating Income (NOI)
Same-store portfolio	8,364	24,394	7,312	10,273	—	50,343
Non same-store - acquired and in development(1)	—	824	113	—	—	937
Total	$8,364	$25,218	$7,425	$10,273	$—	$51,280

Same-store portfolio NOI GAAP basis (from above)	$8,364	$24,394	$7,312	$10,273	$—	$50,343
Straight-line revenue, net for same-store properties	1	(508)	(106)	(16)	—	(629)
FAS 141 Min Rent	(184)	112	(68)	(96)	—	(236)
Amortization of lease intangibles for same-store properties	—	161	11	56	—	228
Same-store portfolio NOI, cash basis	$8,181	$24,159	$7,149	$10,217	$—	$49,706
Reconciliation of NOI to net income:
Total NOI	$8,364	$25,218	$7,425	$10,273	$—	$51,280
Depreciation and amortization	(3,027)	(15,486)	(3,888)	(3,443)	(287)	(26,131)
General and administrative expenses	—	—	—	—	(4,545)	(4,545)
Real estate impairment	—	—	—	—	(2,097)	(2,097)
Acquisition costs	—	—	—	—	(90)	(90)
Interest expense	(1,709)	(3,045)	(767)	(279)	(11,611)	(17,411)
Other income	—	—	—	—	242	242
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	230	80	—	—	310
Gain on sale of real estate	—	—	—	—	1,400	1,400
Net Income	3,628	6,917	2,850	6,551	(16,988)	2,958
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$3,628	$6,917	$2,850	$6,551	$(16,988)	$2,958
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2011
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,906	$37,915	$10,856	$13,537	$—	$—	$75,214
Non same-store - acquired and in development(1)	—	—	199	—	—	—	199
Total	12,906	37,915	11,055	13,537	—	—	75,413
Real estate expenses
Same-store portfolio	4,873	13,248	3,307	4,045	—	—	25,473
Non same-store - acquired and in development(1)	—	47	146	—	—	—	193
Total	4,873	13,295	3,453	4,045	—	—	25,666
Net Operating Income (NOI)
Same-store portfolio	8,033	24,667	7,549	9,492	—	—	49,741
Non same-store - acquired and in development(1)	—	(47)	53	—	—	—	6
Total	$8,033	$24,620	$7,602	$9,492	$—	$—	$49,747

Same-store portfolio NOI GAAP basis (from above)	$8,033	$24,667	$7,549	$9,492	$—	$—	$49,741
Straight-line revenue, net for same-store properties	(3)	(586)	(142)	(20)	—	—	(751)
FAS 141 Min Rent	(192)	68	(90)	(88)	—	—	(302)
Amortization of lease intangibles for same-store properties	—	128	10	76	—	—	214
Same-store portfolio NOI, cash basis	$7,838	$24,277	$7,327	$9,460	$—	$—	$48,902
Reconciliation of NOI to net income:
Total NOI	$8,033	$24,620	$7,602	$9,492	$—	$—	$49,747
Depreciation and amortization	(3,175)	(14,322)	(3,776)	(3,539)	—	(217)	(25,029)
General and administrative expense	—	—	—	—	—	(4,140)	(4,140)
Real estate impairment	—	—	—	—	—	(14,526)	(14,526)
Acquisition costs	—	—	—	—	—	(36)	(36)
Interest expense	(1,717)	(3,077)	(1,123)	(611)	—	(9,614)	(16,142)
Other income	—	—	—	—	—	258	258
Loss on extinguishment of debt	—	—	—	—	—	(976)	(976)
Discontinued operations:
Income from operations of properties sold or held for sale(1)	—	456	13	—	621	—	1,090
Gain on sale of real estate	—	—	—	—	—	40,852	40,852
Net income	3,141	7,677	2,716	5,342	621	11,601	31,098
Net income attributable to noncontrolling interests	—	—	—	—	—	(409)	(409)
Net income attributable to the controlling interests	$3,141	$7,677	$2,716	$5,342	$621	$11,192	$30,689
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2012
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$52,887	$119,407	$43,653	$49,316	$—	$265,263
Non same-store - acquired and in development [1]	—	33,509	1,021	5,190	—	39,720
Total	52,887	152,916	44,674	54,506	—	304,983
Real estate expenses
Same-store portfolio	20,467	42,320	14,357	11,510	—	88,654
Non same-store - acquired and in development [1]	—	12,793	637	1,192	—	14,622
Total	20,467	55,113	14,994	12,702	—	103,276
Net Operating Income (NOI)
Same-store portfolio	32,420	77,087	29,296	37,806	—	176,609
Non same-store - acquired and in development [1]	—	20,716	384	3,998	—	25,098
Total	$32,420	$97,803	$29,680	$41,804	$—	$201,707

Same-store portfolio NOI GAAP basis (from above)	$32,420	$77,087	$29,296	$37,806	$—	$176,609
Straight-line revenue, net for same-store properties	(4)	(929)	(486)	(505)	—	(1,924)
FAS 141 Min Rent	(752)	(502)	(317)	(401)	—	(1,972)
Amortization of lease intangibles for same-store properties	—	521	45	204	—	770
Same-store portfolio NOI, cash basis	$31,664	$76,177	$28,538	$37,104	$—	$173,483

Reconciliation of NOI to net income:
Total NOI	$32,420	$97,803	$29,680	$41,804	$—	$201,707
Depreciation and amortization	(12,629)	(59,951)	(15,386)	(14,038)	(1,063)	(103,067)
General and administrative expenses	—	—	—	—	(15,488)	(15,488)
Real estate impairment	—	—	—	—	(2,097)	(2,097)
Acquisition costs	—	—	—	—	(234)	(234)
Interest expense	(6,812)	(12,189)	(4,070)	(1,846)	(39,780)	(64,697)
Other income	—	—	—	—	975	975
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	1,288	197	—	—	1,485
Gain on sale of real estate	—	—	—	—	5,124	5,124
Net Income	12,979	26,951	10,421	25,920	(52,563)	23,708
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$12,979	$26,951	$10,421	$25,920	$(52,563)	$23,708
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2011
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$50,979	$121,441	$43,801	$48,529	$—	$—	$264,750
Non same-store - acquired and in development [1]	—	16,884	630	1,892	—	—	19,406
Total	50,979	138,325	44,431	50,421	—	—	284,156
Real estate expenses
Same-store portfolio	19,717	40,646	13,465	13,765	—	—	87,593
Non same-store - acquired and in development [1]	—	6,643	598	508	—	—	7,749
Total	19,717	47,289	14,063	14,273	—	—	95,342
Net Operating Income (NOI)
Same-store portfolio	31,262	80,795	30,336	34,764	—	—	177,157
Non same-store - acquired and in development [1]	—	10,241	32	1,384	—	—	11,657
Total	$31,262	$91,036	$30,368	$36,148	$—	$—	$188,814

Same-store portfolio NOI GAAP basis (from above)	$31,262	$80,795	$30,336	$34,764	$—	$—	$177,157
Straight-line revenue, net for same-store properties	(32)	(1,370)	(601)	(434)	—	—	(2,437)
FAS 141 Min Rent	(766)	(967)	(386)	(448)	—	—	(2,567)
Amortization of lease intangibles for same-store properties	—	456	39	125	—	—	620
Same-store portfolio NOI, cash basis	$30,464	$78,914	$29,388	$34,007	$—	$—	$172,773

Reconciliation of NOI to Net Income
Total NOI	$31,262	$91,036	$30,368	$36,148	$—	$—	$188,814
Depreciation and amortization	(12,620)	(50,473)	(15,162)	(12,158)	—	(1,392)	(91,805)
General and administrative expenses	—	—	—	—	—	(15,728)	(15,728)
Real estate impairment	—	—	—	—	—	(14,526)	(14,526)
Acquisition costs	—	—	—	—	—	(3,607)	(3,607)
Interest expense	(6,824)	(9,957)	(4,812)	(1,653)	—	(42,968)	(66,214)
Other income	—	—	—	—	—	1,144	1,144
Loss on extinguishment of debt	—	—	—	—	—	(976)	(976)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	1,810	67	—	10,046	—	11,923
Income tax expense	—	—	—	—	—	(1,138)	(1,138)
Gain on sale of real estate	—	—	—	—	—	97,491	97,491
Net income	11,818	32,416	10,461	22,337	10,046	18,300	105,378
Net income attributable to noncontrolling interests	—	—	—	—	—	(494)	(494)
Net income attributable to the controlling interests	$11,818	$32,416	$10,461	$22,337	$10,046	$17,806	$104,884
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

WRIT Portfolio			WRIT Portfolio
Maryland/Virginia/DC			Inside & Outside the Beltway

	Percentage of Q4 2012 GAAP NOI	Percentage of YTD 2012 GAAP NOI		Percentage of Q4 2012 GAAP NOI	Percentage of YTD 2012 GAAP NOI
DC			Inside the Beltway
Multifamily	4.0%	3.9%	Multifamily	15.4%	15.2%
Office	18.2%	17.4%	Office	28.9%	28.0%
Medical Office	2.0%	1.8%	Medical Office	3.1%	3.0%
Retail	0.6%	0.7%	Retail	6.1%	6.2%
	24.8%	23.8%		53.5%	52.4%

Maryland			Outside the Beltway
Multifamily	2.4%	2.4%	Multifamily	0.9%	0.9%
Office	9.4%	9.9%	Office	20.3%	20.5%
Medical Office	3.8%	3.8%	Medical Office	11.4%	11.7%
Retail	14.3%	14.7%	Retail	13.9%	14.5%
	29.9%	30.8%		46.5%	47.6%

Virginia			Total Portfolio	100.0%	100.0%
Multifamily	9.9%	9.8%
Office	21.6%	21.1%
Medical Office	8.7%	9.1%
Retail	5.1%	5.4%
	45.3%	45.4%

Total Portfolio	100.0%	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Multifamily	94.1%	94.8%	94.8%	95.2%	94.9%
Office	84.9%	86.3%	86.0%	86.4%	89.2%
Medical Office	89.1%	88.0%	89.7%	90.5%	90.5%
Retail	91.2%	92.8%	93.3%	92.9%	93.3%

Overall Portfolio	88.7%	89.8%	89.9%	90.2%	91.5%

	Physical Occupancy - All Properties
Sector	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Multifamily	94.1%	94.8%	94.8%	95.2%	94.9%
Office	84.5%	86.2%	85.8%	86.3%	89.0%
Medical Office	85.6%	85.0%	86.4%	87.1%	86.5%
Retail	91.2%	92.8%	93.3%	92.9%	93.3%

Overall Portfolio	88.1%	89.2%	89.3%	89.7%	90.8%

(1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston.
Medical Office - Lansdowne Medical Office Building.
Held for sale and sold properties:
Office - 1700 Research Blvd and The Atrium Building.
Medical Office - Plumtree Professional Center.

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Multifamily	93.5%	94.1%	94.1%	94.0%	94.2%
Office	86.6%	87.3%	87.2%	87.8%	89.6%
Medical Office	91.0%	91.6%	92.3%	93.5%	92.4%
Retail	92.9%	94.3%	93.7%	94.3%	93.0%
Industrial	—%	—%	—%	—%	—%

Overall Portfolio	89.5%	90.3%	90.2%	90.8%	91.3%

	Economic Occupancy - All Properties
Sector	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Multifamily	93.5%	94.1%	94.1%	94.0%	94.2%
Office	86.0%	87.1%	87.1%	87.8%	89.4%
Medical Office	88.7%	89.3%	90.0%	90.8%	89.5%
Retail	92.9%	94.3%	93.7%	94.3%	93.0%
Industrial	—%	—%	—%	—%	79.3%

Overall Portfolio	88.8%	89.8%	89.8%	90.3%	90.8%

((1) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston.
Medical Office - Lansdowne Medical Office Building.
Held for sale and sold properties:
Office - 1700 Research Blvd and The Atrium Building.
Medical Office - Plumtree Professional Center.

Commercial Leasing Summary

	Three Months Ended
	12/31/2012		9/30/2012		6/30/2012		3/31/2012		12/31/2011
Gross Leasing Square Footage
Office	153,024		145,452		118,302		136,234		175,032
Medical Office	43,080		43,766		31,811		69,171		65,162
Retail	74,388		32,126		97,326		12,574		23,375
Total	270,492		221,344		247,439		217,979		263,569
Weighted Average Term (yrs)
Office	6.2		4.8		6.5		5.6		4.8
Medical Office	7.3		6.9		5.8		5.3		4.4
Retail	5.5		4.7		7.2		8.3		5.9
Total	6.2		5.2		6.7		5.7		4.8

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office	$30.11	$30.82	$32.55	$34.18	$32.54	$34.16	$28.97	$30.31	$30.22	$31.94
Medical Office	$33.44	$35.78	$31.52	$32.92	$35.39	$38.27	$28.31	$29.70	$34.70	$37.70
Retail	$19.50	$19.72	$34.81	$35.81	$20.73	$21.15	$14.13	$14.13	$22.12	$23.02
Total	$27.78	$28.61	$32.67	$34.17	$27.99	$29.29	$27.90	$29.18	$30.61	$32.57

Rate on new leases
Office	$33.67	$31.28	$36.35	$34.20	$38.88	$35.85	$31.87	$29.73	$31.38	$29.66
Medical Office	$35.03	$31.99	$33.30	$30.74	$38.61	$35.92	$29.94	$27.98	$38.91	$37.13
Retail	$20.64	$20.12	$40.50	$38.84	$22.21	$20.61	$15.13	$14.24	$28.89	$26.86
Total	$30.41	$28.44	$36.35	$34.19	$31.99	$29.59	$30.29	$28.28	$33.02	$31.26

Percentage Increase
Office	11.8%	1.5%	11.7%	0.1%	19.5%	4.9%	10.0%	(1.9)%	3.8%	(7.2)%
Medical Office	4.8%	(10.6)%	5.7%	(6.6)%	9.1%	(6.2)%	5.8%	(5.8)%	12.1%	(1.5)%
Retail	5.8%	2.0%	16.3%	8.5%	7.1%	(2.5)%	7.1%	0.8%	30.6%	16.7%
Total	9.5%	(0.6)%	11.3%	0.1%	14.3%	1.0%	8.6%	(3.1)%	7.9%	(4.0)%

Commercial Leasing Summary Tenant Improvements and Leasing Costs

	Three Months Ended
	12/31/2012		9/30/2012		6/30/2012		3/31/2012		12/31/2011
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office	$3,988,102	$26.06	$3,014,897	$20.73	$4,279,003	$36.17	$2,938,313	$21.57	$3,691,099	$21.09
Medical Office	1,173,812	27.25	1,210,182	27.65	783,528	24.63	1,220,567	17.65	788,535	12.10
Retail	168,500	2.27	120,000	3.74	1,469,054	15.09	—	—	25,740	1.10
Subtotal	$5,330,414	$19.71	$4,345,079	$19.63	$6,531,585	$26.40	$4,158,880	$19.08	$4,505,374	$17.09

Leasing Costs
Office	$1,946,499	$12.72	$2,161,240	$14.86	$2,854,636	$24.13	$2,363,552	$17.35	$2,133,927	$12.19
Medical Office	618,245	14.35	432,079	9.87	232,123	7.30	365,614	5.29	400,976	6.15
Retail	93,943	1.26	95,203	2.96	257,096	2.64	9,232	0.73	178,127	7.62
Subtotal	$2,658,687	$9.83	$2,688,522	$12.15	$3,343,855	$13.51	$2,738,398	$12.56	$2,713,030	$10.29

Tenant Improvements and Leasing Costs
Office	$5,934,601	$38.78	$5,176,137	$35.59	$7,133,639	$60.30	$5,301,865	$38.92	$5,825,026	$33.28
Medical Office	1,792,057	41.60	1,642,261	37.52	1,015,651	31.93	1,586,181	22.94	1,189,511	18.25
Retail	262,443	3.53	215,203	6.70	1,726,150	17.73	9,232	0.73	203,867	8.72
Total	$7,989,101	$29.54	$7,033,601	$31.78	$9,875,440	$39.91	$6,897,278	$31.64	$7,218,404	$27.38

10 Largest Tenants - Based on Annualized Rent December 31, 2012

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	30	5.20%	210,354	2.97%
Advisory Board Company	1	77	2.94%	180,925	2.56%
Booz Allen Hamilton, Inc.	1	37	2.34%	222,989	3.15%
Engility Corporation	1	57	2.29%	140,400	1.98%
Patton Boggs LLP	1	52	2.09%	110,566	1.56%
INOVA Health System	7	39	2.07%	112,408	1.59%
Sunrise Senior Living, Inc.	1	9	1.67%	115,289	1.63%
General Services Administration	4	52	1.36%	66,170	0.93%
General Dynamics	2	18	1.23%	88,359	1.25%
Epstein, Becker & Green, P.C.	1	48	1.16%	53,427	0.75%
Total/Weighted Average		42	22.35%	1,300,887	18.37%

Industry Diversification December 31, 2012

Industry Classification (NAICS)	Annualized Base Rental Revenue	% of Aggregate Annualized Rent	Aggregate Rentable Square Feet	% of Aggregate Square Feet
Professional, Scientific, and Technical Services	$70,376,663	32.74%	2,213,371	30.84%
Ambulatory Health Care Services	38,627,333	17.97%	1,121,848	15.63%
Credit Intermediation and Related Activities	16,904,494	7.86%	330,940	4.61%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	8,439,464	3.93%	244,982	3.41%
Food Services and Drinking Places	8,318,931	3.87%	267,592	3.73%
Executive, Legislative, and Other General Government Support	7,013,184	3.26%	211,036	2.94%
Food and Beverage Stores	6,112,414	2.84%	339,366	4.73%
Educational Services	6,017,427	2.80%	202,416	2.82%
Administrative and Support Services	4,358,503	2.03%	120,730	1.68%
Nursing and Residential Care Facilities	3,838,683	1.79%	121,649	1.69%
Health and Personal Care Stores	3,560,347	1.66%	105,484	1.47%
Furniture and Home Furnishings Stores	3,279,462	1.53%	163,445	2.28%
Broadcasting (except Internet)	3,206,204	1.49%	89,702	1.25%
Miscellaneous Store Retailers	3,139,989	1.46%	168,468	2.35%
Electronics and Appliance Stores	2,917,374	1.36%	166,290	2.32%
Sporting Goods, Hobby, Book, and Music Stores	2,833,861	1.32%	171,094	2.38%
Clothing and Clothing Accessories Stores	2,737,013	1.27%	137,225	1.91%
Personal and Laundry Services	2,461,305	1.15%	77,255	1.08%
Hospitals	1,921,112	0.89%	51,715	0.72%
General Merchandise Stores	1,863,527	0.87%	221,503	3.09%
Real Estate	1,349,834	0.63%	42,402	0.59%
Publishing Industries (except Internet)	1,251,886	0.58%	43,362	0.60%
Amusement, Gambling, and Recreation Industries	1,235,519	0.58%	66,746	0.93%
Computer and Electronic Product Manufacturing	1,202,988	0.56%	41,689	0.58%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	1,162,269	0.54%	41,152	0.57%
Printing and Related Support Activities	1,160,611	0.54%	48,775	0.68%
Insurance Carriers and Related Activities	863,840	0.40%	31,078	0.43%
Telecommunications	781,054	0.36%	23,456	0.33%
Transportation Equipment Manufacturing	769,417	0.36%	28,851	0.40%
Merchant Wholesalers, Durable Goods	739,032	0.34%	41,421	0.58%
Construction of Buildings	707,889	0.33%	24,070	0.34%
Social Assistance	590,960	0.28%	19,241	0.27%
Motor Vehicle and Parts Dealers	541,836	0.25%	32,256	0.45%
Merchant Wholesalers, Nondurable Goods	453,827	0.21%	27,786	0.39%
Other	4,215,444	1.95%	138,262	1.92%
Total	$214,953,696	100.00%	7,176,658	100.00%

Lease Expirations December 31, 2012

Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	% of Annualized Rent (1)
Office:
2013	95	429,978	10.86%	$13,497,563	$31.39	9.24%
2014	100	791,689	20.00%	27,390,098	34.60	18.76%
2015	90	534,362	13.50%	22,039,533	41.24	15.09%
2016	81	584,438	14.76%	18,425,697	31.53	12.62%
2017	63	507,899	12.83%	19,886,680	39.15	13.62%
2018 and thereafter	131	1,110,619	28.05%	44,777,556	40.32	30.67%
	560	3,958,985	100.00%	$146,017,127	$36.88	100.00%
Medical Office:
2013	59	162,639	15.02%	$5,765,160	$35.45	13.26%
2014	49	147,085	13.59%	5,771,980	39.24	13.28%
2015	29	84,473	7.80%	3,409,553	40.36	7.84%
2016	44	142,261	13.14%	5,550,605	39.02	12.77%
2017	42	129,789	11.99%	5,283,624	40.71	12.16%
2018 and thereafter	101	416,232	38.46%	17,687,794	42.50	40.69%
	324	1,082,479	100.00%	$43,468,716	$40.16	100.00%
Retail:
2013	54	334,816	16.26%	$5,070,174	$15.14	11.17%
2014	39	139,242	6.76%	3,174,881	22.80	7.00%
2015	44	332,896	16.17%	6,845,999	20.56	15.09%
2016	24	198,239	9.63%	4,153,189	20.95	9.15%
2017	36	240,507	11.68%	6,703,380	27.87	14.77%
2018 and thereafter	91	812,883	39.50%	19,432,471	23.91	42.82%
	288	2,058,583	100.00%	$45,380,094	$22.04	100.00%
Total:
2013	208	927,433	13.06%	$24,332,897	$26.24	10.36%
2014	188	1,078,016	15.18%	36,336,959	33.71	15.47%
2015	163	951,731	13.41%	32,295,085	33.93	13.75%
2016	149	924,938	13.03%	28,129,491	30.41	11.98%
2017	141	878,195	12.37%	31,873,684	36.29	13.57%
2018 and thereafter	323	2,339,734	32.95%	81,897,821	35.00	34.87%
	1,172	7,100,047	100.00%	$234,865,937	$33.08	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Acquisition and Disposition Summary December 31, 2012 ($'s in thousands)

Acquisition Summary
		Acquisition Date	Square Feet	Leased Percentage at Acquisition	12/31/2012 Leased Percentage	Investment
Fairgate at Ballston	Arlington, VA	June 21, 2012	142,000	82%	83%	$52,250

Disposition Summary
		Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
1700 Research Boulevard	Rockville, MD	August 31, 2012	Office	101,000	$14,250	$3,724
Plumtree Professional Center	Bel Air, MD	December 20, 2012	Medical Office	33,000	8,750	1,400
				134,000	$23,000	$5,124

Schedule of Properties December 31, 2012

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET(1)
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	99,000
51 Monroe Street	Rockville, MD	1979	1975	221,000
515 King Street	Alexandria, VA	1992	1966	74,000
6110 Executive Boulevard	Rockville, MD	1995	1971	202,000
1220 19th Street	Washington, DC	1995	1976	103,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	167,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	538,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
Wayne Plaza	Silver Spring, MD	2000	1970	96,000
Courthouse Square	Alexandria, VA	2000	1979	115,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	79,000
1776 G Street	Washington, DC	2003	1979	263,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	132,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	275,000
Monument II	Herndon, VA	2007	2000	207,000
Woodholme Center	Pikesville, MD	2007	1989	80,000
2000 M Street	Washington, DC	2007	1971	228,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	188,000
1227 25th Street	Washington, DC	2011	1988	132,000
Braddock Metro Center	Alexandria, VA	2011	1985	351,000
John Marshall II	Tysons Corner, VA	2011	1996/2010	223,000
Fairgate at Ballston	Arlington, VA	2012	1988	142,000
Subtotal				4,855,000

Schedule of Properties December 31, 2012

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	73,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	50,000
Alexandria Professional Center	Alexandria, VA	2006	1968	117,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
15005 Shady Grove Road	Rockville, MD	2006	2002	51,000
2440 M Street	Washington, DC	2007	1986/2006	113,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	127,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)	Leesburg, VA	2009	2009	85,000
Subtotal				1,285,000

Schedule of Properties December 31, 2012

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	197,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960/2006	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	223,000
Olney Village Center	Olney, MD	2011	1979/2003	198,000
Subtotal				2,448,000

Multifamily Buildings / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
Subtotal (2,540 units)				2,137,000

TOTAL				10,725,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions December 31, 2012

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) severance expense related to corporate reorganization, and (4) property impairments not already excluded from FFO, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3)non-share-based severance expense related to corporate reorganization, and (4) property impairments not already excluded from FAD, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

The Industrial Portfolio consists of every industrial property, as well as two office properties, the Crescent and Albemarle Point. We executed the sale in three phases. Phase I of the Industrial Portfolio sale consisted of industrial properties (8880 Gorman Road, Dulles South IV, Fullerton Business Center, Hampton Overlook, Alban Business Center, Pickett Industrial Park, Northern Virginia Industrial Park I, 270 Technology Park, Fullerton Industrial Center, Sully Square, 9950 Business Parkway, Hampton South and 8900 Telegraph Road) and two office properties (Crescent and Albemarle Point). On October 3, 2011 we closed on Phase II of the Industrial Portfolio sale, consisting of Northern Virginia Industrial Park II. We closed on Phase III of the Industrial Portfolio sale on November 1, 2011, consisting of 6100 Columbia Park Road and Dulles Business Park.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.
Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.
Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.